UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      FEBRUARY 13, 2008 (FEBRUARY 7, 2008)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-51255              98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)       Identification No.)

              103 FOULK ROAD, WILMINGTON, DE                    19803
-----------------------------------------------------   ------------------------
         (Address of principal executive offices)             (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 7, 2008, Ronen Stein announced that he will be resigning from his position as Chief Executive Officer and Chief Financial Officer effective on March 7, 2008. The registrant's board of directors elected the registrant's director, Steve Baker, to act as Acting Chief Executive Officer effective March 7, 2008. On the same day, Michael Chill resigned from his position as a director of the registrant.

Mr. Baker has been a director of the registrant since October 2007. Since March 2007 Mr. Baker has been the Executive in Residence at RHO Canada, a venture capital firm dedicated to backing leading, early-stage technology-based companies in Canada. Prior to this, since 2001, he was CEO of CyberWorld Group, a leading marketing and back office services provider to the internet-gaming industry. Mr. Baker is also the CEO and Founder of Chrysalis-ITS Inc., a pioneer in internet security and encryption systems and Founder and CEO of Emanation Control Limited, a leader in the intelligence countermeasures sector. Mr. Baker attended Carleton University in Ottawa, Canada.


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                               ZONE 4 PLAY, INC.
                                               (REGISTRANT)

Date: February 13, 2008                        By: /s/ Ronen Stein
                                               -------------------
                                               RONEN STEIN
                                               CHIEF EXECUTIVE OFFICER AND
                                               CHIEF FINANCIAL OFFICER